UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 29, 2007

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Previously, CMS Energy Corporation ("CMS Energy") subsidiary Dearborn Industrial Generation, L.L.C. ("DIG") entered into Electricity Sales Agreements ("ESAs") with Ford Motor Company ("Ford"), Severstal North America, Inc., as successor to Rouge Steel Company ("SNA"), and Double Eagle Steel Coating Company ("DESCC"). These agreements were later assigned by DIG to another CMS Energy subsidiary, CMS ERM Michigan LLC ("ERM"), with DIG agreeing to guaranty the ERM performance thereunder. These ESAs provided that, among other things, ERM would provide electricity to Ford, SNA, and DESCC on a long-term basis. On November 29, 2007, termination agreements were executed between DIG, ERM, CMS Energy, and each of Ford and SNA (the "Termination Agreements"), pursuant to which, upon the meeting of certain conditions, including the aggregate cash payment to Ford and SNA of $275 million and the ability of Ford and SNA to return to electric service with The Detroit Edison Company, the ESAs between ERM and Ford and SNA shall terminate, relieving ERM and DIG from any future obligations to supply electricity to Ford and SNA. In addition, upon closing of the Termination Agreements transaction, DIG will enter into Conformed and Amended Agreements with each of Ford and SNA to preserve the rights and obligations of the parties under all other existing project agreements, including the DIG obligation to supply steam to Ford and SNA and to take blast furnace gas from SNA, all without material modification from the original agreements.

On November 29, 2007, ERM, DIG and DESCC entered into an amendment to the DESCC ESA that, effective upon and subject to the closing of the Termination Agreements transaction, will, among other things, establish a contract capacity limit and add an annual energy delivery cap and an annual energy delivery minimum.

Upon effectiveness of the Termination Agreements and the amendment to the DESCC ESA, ERM and DIG will have reduced their long-term electric capacity supply obligations by 260 MW.

Parties to these agreements include CMS Energy, ERM, DIG, Ford, SNA, and DESCC.

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K, Consumers’ Form 10-K for the Year Ended December 31, 2006 and a form 8-K filed June 4, 2007 amending CMS Energy’s 2006 financial statements to reflect certain discontinued operations resulting from certain recent asset sales, as well as updated in CMS Energy’s and Consumers’ Forms 10-Q for the Quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 (CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

December 3, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

December 3, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer